UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2023

HF Sinclair Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41325	87-2092143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood, Suite 1300 Dallas, TX	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-3555

Registrant’s Telephone Number, including Area Code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On November 29, 2023, HF Sinclair Corporation (the “Company”) announced the expiration and final results of the previously announced (a) private offers to exchange (collectively, the “Exchange Offers”) any and all outstanding (i) 6.375% Senior Notes due 2027 (the “2027 Notes”) and (ii) 5.000% Senior Notes due 2028 (the “2028 Notes,” and, together with the 2027 Notes, the “HEP Notes”) previously issued by Holly Energy Partners, L.P. (“HEP”) and Holly Energy Finance Corp. (“Finance Corp.” and, together with HEP, the “HEP Issuers”) for new notes to be issued by the Company, with registration rights, and cash, and (b) consent solicitations (collectively, the “Consent Solicitations”) on behalf of the HEP Issuers to adopt certain proposed amendments to the indentures governing the HEP Notes (each an “HEP Indenture” and, collectively, the “HEP Indentures”) to, among other things, eliminate from each HEP Indenture, as it relates to each series of HEP Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the U.S. Securities and Exchange Commission (the “SEC”) reporting covenant and (iv) the requirement of HEP to offer to purchase the HEP Notes upon a change of control (collectively, the “Proposed Amendments”), commenced by the Company on October 30, 2023. The Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on November 29, 2023.

The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the confidential exchange offer memorandum and consent solicitation statement, dated October 30, 2023, as amended by the press release issued on November 13, 2023 (as amended, the “Exchange Offer Memorandum”), in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are subject to certain conditions set forth in the Exchange Offer Memorandum, although the Company may generally waive any such condition at any time. Notwithstanding the foregoing, the Company may not waive or modify the condition that the Proposed Merger (as defined below) shall have been consummated. On November 28, 2023, the Company and HEP held the special meeting of stockholders of the Company and unitholders of HEP, respectively, to vote on matters related to the Proposed Merger, and all of the proposals set forth at each respective special meeting were approved by the Company’s stockholders and HEP’s unitholders, as applicable, as described in the Current Report on Form 8-K filed by each of the Company and HEP with the SEC on November 28, 2023. The Proposed Merger is expected to close on December 1, 2023 (the “Merger Closing Date”), subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the Merger Closing Date. The settlement date of the Exchange Offers and Consent Solicitations (the “Settlement Date”) is expected to occur on or about December 4, 2023.

As previously announced, as of 11:00 a.m., New York City time, on November 10, 2023, the Company, on behalf of the HEP Issuers, had received the requisite number of consents to adopt the Proposed Amendments with respect to each outstanding series of HEP Notes, and the HEP Issuers executed a supplemental indenture to each corresponding HEP Indenture implementing the applicable Proposed Amendments (each, an “HEP Amending Supplemental Indenture”). Each HEP Amending Supplemental Indenture will become operative only upon the Settlement Date.

A copy of the Company’s and HEP’s joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This announcement does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in the Company’s and HEP’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding the Company’s and HEP’s plans and objectives for future operations or for the proposed merger of a wholly-owned subsidiary of the Company with and into HEP, with HEP surviving as an indirect wholly owned subsidiary of the

Company (the “Proposed Merger”). Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot assure you that the Company’s and HEP’s expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of the Company or HEP to consummate the Proposed Merger; the risk that the Proposed Merger does not occur; negative effects from the pendency of the Proposed Merger; the time required to consummate the Proposed Merger; the risk that cost savings, tax benefits and any other synergies from the Proposed Merger may not be fully realized or may take longer to realize than expected; disruption from the Proposed Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the possibility that the market price of the Company’s common stock will fluctuate prior to the completion of the Proposed Merger causing the value of the merger consideration of the Proposed Merger to change; the risk that certain officers and directors of the Company and HEP have interests in the Proposed Merger that are different from, or in addition, to the interests they may have as a stockholder of the Company or a unitholder of HEP, respectively; the possibility that financial projections by the Company may not prove to be reflective of actual future results; the focus of management time and attention on the Proposed Merger and other disruptions arising from the Proposed Merger; legal proceedings that may be instituted against the Company or HEP in connection with the Proposed Merger; limitations on our ability to effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations; the Company’s and HEP’s ability to successfully integrate the Sinclair Oil Corporation (now known as Sinclair Oil LLC) and Sinclair Transportation Company LLC businesses acquired from The Sinclair Companies (now known as REH Company) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; the Company’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in the Company’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting the Company’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of the Company’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including increases in interest rates; the availability and cost of financing to the Company; the effectiveness of the Company’s capital investments and marketing strategies; the Company’s and HEP’s efficiency in carrying out and consummating construction projects, including the Company’s ability to complete announced capital projects on time and within capital guidance; the Company’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of the Company to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for the Company’s refined products and create instability in the financial markets that could restrict the Company’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the outcome of the Exchange Offers and Consent Solicitations; and other business, financial, operational and legal risks and uncertainties detailed from time to time in the Company’s and HEP’s SEC filings, whether or not related to the Exchange Offers and Consent Solicitations. The forward-looking statements speak only as of the date made and, other than as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Joint Press Release of HF Sinclair Corporation and Holly Energy Partners, L.P., dated November 29, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2023	HF SINCLAIR CORPORATION

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer

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